Universal Biosensors

Annual General Meeting

2025


SENTIA
XpreciaPrime
PETRACKR

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Important Disclaimer

Presentation and Company

You must read the following notices (Disclaimer) before reading or making any use of this presentation or any information contained in it (collectively, the Presentation). The Presentation is private and confidential and has been prepared solely for informational purposes by Universal Biosensors, Inc. (Company). By receiving the Presentation, you acknowledge that you have read, understood, accepted and satisfied the terms and conditions of this Disclaimer and agree to be bound by the terms and conditions of the Disclaimer, including any modifications to them. No part of this Presentation may be reproduced, distributed or transmitted in any form or by any means without the prior written permission of the Company. This presentation is intended to provide a general outline only and is not intended to be a definitive statement on the subject matter. This presentation is not financial advice and has been prepared without taking into account the objectives, financial situation or needs of a particular person. Neither the Company, nor its officers or advisors or any other person warrants the accuracy of the analysis herein or guarantees the investment performance of the Company. Investors must make their own independent assessment of the Company and undertake such additional enquiries as they deem necessary or appropriate for their own investment purposes.

Forward Looking Statements and Risks

The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of the United States Exchange Act. Forward-looking statements in this presentation include statements regarding our expectations, beliefs, hopes, intentions or strategies. You can identify these forward-looking statements by the fact that they use words such as "anticipate", "estimate", "expect", "project", "should", "can", "could", "propose", "potential", "outlook", "future", "illustration", "predict", "will", "would", "intend", "plan", "believe", "target", "may", "assume" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. All forward-looking statements included in this presentation are based upon information available to us as of the date hereof, and we assume no obligation to update any such forward-looking statement as a result of new information, future events or otherwise. Our actual results could differ materially from our current expectations. Factors that could cause actual results to differ materially from our current expectations include but are not limited to: the success of research and development activities, decisions by regulatory authorities regarding approval of our products, UBI's ability to protect its patents and other intellectual property, difficulties or delays in manufacturing, the ability to successfully market new and existing products, competitive developments affecting our products, fluctuations in interest and currency exchange rates, distribution, pricing, reimbursement, acquisitions or divestitures, litigation or government investigations and legislation or regulations that affect product production. The Company is subject to a number of risks which may result in our actual results differing materially from our current expectations. These risks may be out of the control of, and unknown to, UBI and its officers, employees, advisors or agents. For a summary of key risks, refer to the Company's most recent Form 10-K filed with the United States Securities and Exchange Commission and the Australian Securities Exchange.

Past Performance and Financial Information

Past performance information given in this Presentation is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. Actual results could differ materially from those referred to in this Presentation. All dollar values are in Australian dollars (AUD$) unless otherwise stated. This Presentation contains pro forma and forecast financial information. The pro forma and forecast financial information provided in the Presentation is for information purposes only and is not represented as an indication of the Company's actual or future financial position. In addition, certain figures, amounts, percentages, estimates, calculations of value and fractions in this presentation are subject to the effect of rounding. Therefore, the actual calculation of these figures may differ from the figures set out in the Presentation.

Photographs, Diagrams and Industry Data

Photographs in this Presentation which do not have descriptions are used for illustration only and should not be interpreted to mean that any person shown endorses this Presentation or its contents or that the assets shown are owned by the Company. Diagrams in this Presentation have been prepared by the Company, are illustrative only and may not be drawn to scale. Unless stated otherwise, all data contained in tables, charts and graphs is based on information available at the date of this Presentation. This Presentation contains industry and market data and statistics, third party estimates and other information (including industry forecasts and projections). The Company has not independently verified the industry data included in this Presentation.

Securities and Distribution Limited

Under applicable United States securities laws all of the shares of our common stock are "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended. Restricted securities may be resold in the public market to United States persons as defined in Regulation S only if registered for resale or if they qualify for an exemption from registration under the Securities Act. We have not agreed to register any of our common stock for resale by security holders. Distribution or release of this Presentation outside Australia may be restricted by law and such restrictions should be observed. Persons who come into possession of this Presentation who are not in Australia should seek advice on and observe any such restrictions. Any failure to comply with such restrictions may constitute a violation of applicable securities laws.

Universal Biosensors

Universal Biosensors

World leading Technology

Universal Biosensors (ASX:UBI) is a world leader in electrochemical cell technology that has developed portable, handheld, high performance liquid testing products in different market segments.

Having spent a decade researching, developing and validating this capability, UBI is now focused on commercialisation and driving significant sales growth across all markets.

4 key markets:

1. Blood testing: Xprecia® - Blood analyzer for monitoring coagulation PT/INR.
2. Wine testing: Sentia® - **World first** portable wine analyzer which monitors 6 key analytes throughout the wine production process.
3. Veterinary testing: Petrackr™ which monitors blood glucose for cats and dogs which have diabetes.
4. Water testing : Aquascout™ **World first** portable water analyzer which tests heavy metals in water.

UBI Mission

Transform analytical capabilities in wine production, water management and healthcare. Pioneering point of use electrochemical sensing technologies that deliver precise, rapid, and cost-effective detection of critical components and contaminants.

We are committed to:

- Enhancing **wine production** through real-time monitoring of fermentation processes, component analysis, and quality indicators that enhance product consistency and excellence.
- Advancing **water safety** through sensors that detect contaminants and quality parameters with unprecedented sensitivity and reliability.
- Supporting **medical diagnostics with blood** analysis sensors at the point of care.
- Developing integrated sensor platforms that are accessible, user-friendly, and adaptable **across diverse environments** and technical capabilities.
- Creating **sustainable sensing solutions** that reduce waste, energy consumption, and environmental impact while maintaining analytical precision.

Universal Biosensors

UBI Corporate Strategy

Primary Focus

Leverage the existing and proven electrochemical biosensor technology platform to drive growth across multiple industries and applications:

- Existing applications across the **wine, coagulation** and veterinary diabetes.
- Commercialise new application for monitoring **heavy metals in water**.

Future Opportunities

Extend the use of the electrochemical biosensor technology platform to instigate further growth:

Universal Biosensors

Challenges & Issues
2024

- New sales leadership - 14 of the 22 sales and marketing team have joined UBI during 2024.
- Unsuccessful distribution strategies (**Refocused)**
- Building distribution and logistics support has taken longer than expected (**resolved**).
- Xprecia launch USA – Regulatory delays (**Completed 2Q 2024**).
- Middleware for Xprecia to enable connectivity to patient data bases (**Telcor implemented**).
- Sentia performance issues in Q1 2024 (**resolved**).
- Sentia is a world first disruptive technology – sales growth has been slow, but **momentum is building.**
- Marketing – Missed opportunities for connection with new and existing customers (**in progress**)

Universal Biosensors

Business Update

Quarter 1 2025

Sales are up 6% year on year.

Sales of Sentia grew 32%.

Sales of Xprecia are down 9% (decline due to the loss of 1 customer in Spain in late 2023, but supply continued until Q3 2024).

Sales of Petrackr grew 168%

Sales at HRL down 22%.

Business Unit	Q1 2024	Q1 2025	Growth
Sentia	526,688	693,149	32%
Xprecia	627,992	569,237	-9%
Petrackr	25,163	67,427	168%
HRL	289,667	224,846	-22%
Total - UBI	**1,469,510**	**1,554,659**	**6%**

Universal Biosensors

Wine Testing (Sentia)


SENTIA
Oct 3
Home
TEST
SETTINGS
HISTORY
S-28367
S-28367
SENTIA

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Wine Testing (Sentia)

Background


SENTIA
30.8

Universal Biosensors' handheld wine testing product, called Sentia, is a revolutionary, **world first portable wine chemistry analyser** used by winemakers during the production process.

Sentia is a handheld device (analyser) which uses an individual consumable test strip.

Sentia delivers cost savings and productivity gains to wine makers.

Sentia is a unique product offering which measures 6 main compounds (each an individual test strip) throughout the wine production process:

- Free SO_2,
- Malic acid,
- Glucose,
- Fructose,
- Titratable acidity,
- Acetic acid.

The technology has been validated.....Sold in more than **30 countries**.

Sentia's total addressable market is \$221m p.a. and 63m tests p.a.[1].

No Competition !

Source:
1. Australian and New Zealand Wine Industry Directory, New Zealand Winegrowers Annual Report, OIV Statistical Report on World Vitiviniculture, UBI Winemaker Interviews

Universal Biosensors

Wine Testing (Sentia)

New technology adoption curve


Sentia is here currently
Early Majority
Late Majority
Early Adopters
Innovators
Laggards
2.5%
13.5%
34%
34%
16%

Country	Devices Sold
USA	1,021
Australia	477
Canada	97
France	93
Germany	82
Spain	63
Switzerland	57
Italy	39
New Zealand	36
South Africa	34
Chile	32
Israel	29
Austria	22
Greece	18
Portugal	16
Croatia	14
Other Countries	38
Total	**2,168**

INNOVATION **ADOPTION LIFECYCLE**

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Wine Testing (Sentia)

Market and potential


SENTIA
30.8

TAM & Historical

Region	Number of Wineries
ANZ	2,300
Europe	45,500
North America	10,700
South America	4,000
Rest of World	500
Total	63,000

		2023		2024
Market Share				
ANZ		*20%*		*22%*
Europe		*1%*		*1%*
North America		*7%*		*10%*
South America		*1%*		*1%*
Rest of World		*6%*		*7%*
Total		*3%*		*3%*
Cumulative Devices				
ANZ		469		500
Europe		309		433
North America		784		1032
South America		30		31
Rest of World		32		34
Total		1624		2030
Tests Strips Per Device				
Total		184		185
Device Revenue (000's)				
Total	$	1,360	$	931
Test Strip Revenue (000's)				
Total	$	1,160	$	1,479

Sales Potential

Installed Base Devices	Market Share	Strips per Device p.a.	Strips Sold	Devices Sold	Strip Rev (A$ 000's)	Device Rev ($A 000's)	Total Rev (A$ 000's)
2,500	3.97%	600	1,500,000	2,500	5,550	5,000	10,550
5,000	7.94%	600	3,000,000	2,500	11,100	5,000	16,100
7,500	11.90%	600	4,500,000	2,500	16,650	5,000	21,650
10,000	15.87%	600	6,000,000	2,500	22,200	5,000	27,200

UBI near term Target

Sensitivity Analysis

Installed Base Devices	Strips per Device p.a.	Total Rev (A$ 000's)
10,000	400	19,800
10,000	500	23,500
10,000	600	27,200
10,000	700	30,900
10,000	800	34,600
10,000	900	38,300
10,000	1000	42,000

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Wine Testing (Sentia)

Sales Volume Growth



Sentia Cumulative Devices
Cumulative Devices Sold
2200
2000
1800
1600
1400
1200
1000
15%, 1,214
9%, 1,318
12%, 1,470
10%, 1,624
5%, 1,713
6%, 1,814
7%, 1,946
4%, 2,030
7%, 2,168
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Cumulative Devices



SENTIA
30.8

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Wine Testing (Sentia)

Capture the early and late majority - More wineries, greater strip usage

Issues FY24:

1. False start with failed product launch. Remediation completed Q2 FY24.
2. New sales team Q3. Consistent CVP. Customer engagement and marketing.

Opportunities FY25:

1. Accelerate the rate of device adoption across all markets.
2. Increase the speed to "mature usage" to drive higher strip sales.

Focus :

1. Key industry events across USA and Europe. Wine shows
2. Digital marketing and SEO to increase device placement. Education, videos, seminars to build community.
3. Engage with KOL's, testimonials. High values users (1000 strips p.a.).
4. Targeted campaigns to aged customer cohorts to accelerate time to maturity and usage rate.
5. Pricing strategy pilots.

Blood Testing (Xprecia)


XpreciaPrime

Blood Testing (Xprecia)

Background


XpreciaPrime
1.2

Xprecia monitors a blood thinning drug "Warfarin" (Coumadin) by measuring PT/INR. Warfarin is commonly prescribed to patients who have atrial fibrillation (AF), Deep Vein Thrombosis (DVT), a Pulmonary Embolism (PE) or have a mechanical heart valve.

Once settled on Warfarin patients usually **test their PT/INR once a month** however if their dose requires changing then PT/INR testing becomes more frequent.

Xprecia products are **sold in 42 countries** and are used in hospitals, clinics, doctor's offices and at home to monitor patient's PT/INR from a fingerstick of blood within 1 minute.

Xprecia's total addressable market is $231m p.a. and over 66m tests[1].

In 2024, Universal Biosensors' second-generation PT/INR product, Xprecia Prime, was approved by the FDA for use in the USA.

Source:
1. Greystone Research Report, Global Data Research Report, Lincare, Siemens, Aquilant, Medicare.

Blood Testing (Xprecia)

Market and potential


XpreciaPrime
1.2

TAM & Historical

Region	Devices
ANZ	8,000
Europe	187,500
USA	35,000
Asia	25,000
Rest of World	25,000
Total	280,500

	2023	2024
Market Share		
ANZ	7%	7%
Europe	2%	2%
USA	0%	0%
Asia	3%	3%
Rest of World	0%	1%
Total	2%	2%
Cumulative Devices		
ANZ	550	551
Europe	3719	3917
USA	0	11
Asia	712	866
Rest of World	91	151
Total	5072	5496
Tests Strips Per Device		
Total	158	182
Device Revenue (000's)		
Total	$ 425	$ 181
Test Strip Revenue (000's)		
Total	$ 2,183	$ 2,869

Sales Potential

Installed Base Devices	Market Share	Strips per Device p.a.	Strips Sold	Devices Sold	Strip Rev (A$ 000's)	Device Rev ($A 000's)	Total Rev (A$ 000's)
7,500	2.67%	350	2,625,000	2,500	6,563	1,375	7,938
10,000	3.57%	350	3,500,000	2,500	8,750	1,375	10,125
12,500	4.46%	350	4,375,000	2,500	10,938	1,375	12,313
15,000	5.35%	350	5,250,000	2,500	13,125	1,375	14,500

UBI near term Target

Sensitivity Analysis

Installed Base Devices	Strips per Device p.a.	Total Rev (A$ 000's)
15,000	250	10,750
15,000	300	12,625
15,000	350	14,500
15,000	400	16,375
15,000	450	18,250
15,000	500	20,125
15,000	550	22,000

Placing the universal power of biosensors into the hands of those who need it

Source: Greystone Research Report, Global Data Research Report, Lincare, Siemens, Aquilant, Medicare.

Universal Biosensors

Blood Testing (Xprecia)

Sales Volume Growth




Xprecia Cumulative Devices
Cumulative Devices Sold
6000
5500
5000
4500
4000
3500
3000
16%, 3,448
23%, 4,225
6%, 4,480
13%, 5,072
2%, 5,149
1%, 5,221
3%, 5,403
2%, 5,496
1%, 5,543
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Cumulative Devices

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Blood Testing (Xprecia)

Market share capture, genuine alternative to Roche

Issues FY24

1. Lack of middleware for connectivity to patient databases.
2. **Delayed FDA approval.**
3. New sales team appointed Q3 FY24
4. Failed distribution strategy targeting large distributors.

Opportunities FY25:

1. **Strong challenger and genuine #2 in a market dominated by Roche.**
2. Best device in the market.

Focus FY25:

1. Implement Middleware, Telcor.
2. Focused on winning new tender business EU (superior device and better value, genuine alternative).
3. Partnering and training new distribution partners NDC, Henry Schein (USA).

Universal Biosensors

Other Product Lines (Petrackr & HRL)


SENTIA
Xprecia Prime
104

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Veterinary Testing (Petrackr)

Sell down large inventory holdings


104

Universal Biosensors' handheld veterinary blood testing product (Petrackr) is used to monitor diabetes in cats and dogs. Diabetes in dogs and cats presents similarly to humans and is treated in a similar manner with insulin doses and monitoring with blood glucose test strips.

Petrackr has been specifically calibrated for cats and dogs and is the newest and most technologically advanced product in market and was launched in 2023.

Issues FY24

1. Failed distribution strategy via Vet clinics.
2. Competitive market.

Opportunities FY25

1. Direct to consumer: New CVP.
2. Amazon deal executed.
3. Chewy deal executed.

Laboratory Testing (HRL)

Strategic asset – Target break even

Universal Biosensors owns a blood testing laboratory in Hamilton, Canada called Hemostasis Reference Laboratory (HRL).

HRL is a significant strategic asset given its unique service offering. HRL is needed for calibrating Universal Biosensors' blood testing strip lots (Xprecia products) in accordance with global regulatory guidelines for point of care PT/INR products.

To complement this internal requirement for HRL's services HRL provides a variety of external blood-based testing services which generate additional revenue for UBI.

Issues FY24

1. No growth in external testing services due to lack of business development focus.

Opportunities FY25

1. Re-engagement of prior customers to facilitate new business for their upcoming clinical trials.
2. Closer engagement with current customers to facilitate new business.
3. 59 new targets identified with the aim to secure new business

Product Development - Water


AQUASCOUT



Water Testing (AQUASCOUT)
Background

AQUASCOUT™ is a handheld water testing platform which can detect and monitor heavy metals (initially Lead and Copper) in water samples in the field. **Due for launch by Q4 2025.**

Heavy metals are a **dangerous contaminant** which can be found in drinking water, wastewater, industrial waste and mining waste. They can have serious health effects and damage ecosystems which makes their levels in these water **samples highly regulated and monitoring essential** for water utilities, governments and companies.

AQUASCOUT's advantages over traditional laboratory testing include:

- Immediate Results
- Portable in Field Tests
- Easy to Use Workflow
- Results Transferred Wirelessly & Visualised
- Low Cost
- Control of Your Testing
- Comparable Accuracy



Water Testing (AQUASCOUT)

Market and potential

The potential market opportunities for AQUASCOUT include:

- **Utilities (drinking water/water treatment/recycling) water quality compliance testing,**
- **Consumers accessing the technology** to test the quality of their water at home,
- Mining and industrial waste monitoring.

Market	Market Size (AUD m)	Number of Tests (m)
Utilities (drinking water) - Lead/Copper inventory	$1,839	116
Mining waste	$692	43
Utilities and Industrial (wastewater)	$123	8
Utilities (drinking water) – Compliance Testing	$16	1
Utilities (water treatment/recycling)	$10	1
Total	**$2,680**	**169**

Placing the universal power of biosensors into the hands of those who need it

Source:
1. US EPA
2. https://www.brookings.edu/articles/what-would-it-cost-to-replace-all-the-nations-lead-water-pipes/

Note: (m) = million

Universal Biosensors

Water Testing (AQUASCOUT)
Progress




Phases of Development
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Today
Launch NOV 2025
Completed Phase: Proof of Concept
JAN 24
Completed Phase: Product Development
APR 25
Current Phase: Beta Testing
JUL 25
Next Phase: Product Adjustment / Improvements
OCT 25
Final Phase: Commercialisation

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Universal Biosensors

Key Takeouts

1. **Capability established** - World leading technology that has been heavily invested in for over a decade.
2. **Issues confronted in 2024** – Resolved.
3. **No further investment required** – for the current product range.
4. **Products validated & markets established**– Sentia and Xprecia are being sold in 30+ countries.
5. **Water ready to launch** – Product developed, currently beta testing.
6. **Sales and Marketing** – Acceleration required to capitalise on the large investment to date.
7. **Scalable** - Operational capability established and immensely scalable.
8. **Resources** – Talented team in place (14 of 22 sales & marketing team recently appointed).
9. **Further opportunities** – Leverage the technology in new markets.
10. **Cashflow breakeven and Profitability is within reach.**

END

Universal Biosensors